UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023 (March 1, 2023)

CarbonMeta Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13110 NE 177th Place, #145

Woodinville, WA 98072

(Address of principal executive offices)

(844) 641-2676

(Registrant’s telephone number, including area code)

Copies to:

Gary L. Blum, Esq.

Law Offices of Gary L. Blum

3278 Wilshire Boulevard, Suite 603

Los Angeles, CA 90010

Phone: (213) 381-7450

Fax: (213) 384-1035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COWI	OTC Markets

Explanatory Note

CarbonMeta Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on March 6, 2023 (the “Original Report”) announcing that the Company had submitted a press release as a shareholder update with a discussion on achieving operational profitability and attracting long term investment.

This Current Report on Form 8-K/A amends the Original Report to correct the date of the press release to March 1, 2023 from June 13, 2016. No other modifications to the Original Report are being made by this Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by CarbonMeta Technologies, Inc. on March 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBONMETA TECHNOLOGIES, INC.

Date: March 30, 2023	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer